Oppenheimer Portfolio Series: Conservative Investor Fund

Oppenheimer Portfolio Series: Moderate Investor Fund

Oppenheimer Portfolio Series: Equity Investor Fund

Oppenheimer Portfolio Series: Active Allocation Fund

Supplement dated February 10, 2009 to the
Prospectus dated May 30, 2008

This supplement amends the Prospectus dated May 30, 2008 of the above-referenced funds (the "Funds"). It is in addition to the supplement dated July 1, 2008 and replaces the supplement dated February 6, 2009. The section "How the Funds are Managed - The Manager - Portfolio Managers," beginning on page 36, is deleted in its entirety and replaced by the following:

Portfolio Managers. The Funds are managed by a team of investment professionals including Alan C. Gilston, Jerry Webman, Kurt Wolfgruber, and Caleb Wong (for Active Allocation Fund only), who are primarily responsible for the day-to-day management of the Funds’ investments.

Mr. Gilston has been a member of the Funds’ portfolio management team and a member of the Manager's Asset Allocation Committee since February 2009. He has been a Vice President and portfolio manager of the Manager since September 1997 and has been a member of the Manager's Risk Management Team during various periods. Mr. Gilston is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Dr. Webman has been a Vice President of the Funds and a member of the Funds’ portfolio management team since their inception. He has been Chief Economist of the Manager since May 2006; Senior Investment Officer and Director of the Manager's Fixed Income Investments since 1999, a Senior Vice President of the Manager since February 1996 and a Senior Investment Officer and Director of the Manager’s Fixed Income Investments since 1997 and Senior Vice President of HarbourView Asset Management Corporation since May 1999. Dr. Webman is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Wolfgruber has been a Vice President of the Funds and a member of the Funds’ portfolio management team since their inception. He has been an Executive Vice President of the Manager since March 2003 and Chief Investment Officer and Director of the Manager since July 2003. He has been Director of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc. since June 2003 and of Tremont Capital Management, Inc. since October 2001. Mr. Wolfgruber is also a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Wong has been a Vice President of the Funds and a member of the Manager’s Asset Allocation Committee since each Fund’s inception. He has been a Vice President of the Manager since June 1999 and has worked in fixed-income quantitative research and risk management for the Manager since July 1996. Mr. Wong is a portfolio manager and an officer of one other portfolio in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers’compensation, other accounts they manage and their ownership of each Fund's shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of the respective prospectus and Statement of Additional Information of each Underlying Fund.

February 10, 2009                                                                         PS0550.002